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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): NOVEMBER 15, 2006


                           DUANE READE HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                  001-13843                               05-0599589
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          (Commission File Number)            (IRS Employer Identification No.)


              440 NINTH AVENUE
             NEW YORK, NEW YORK                            10001
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  (Address of Principal Executive Offices)               (Zip Code)


                                 (212) 273-5700
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

             On November 15, 2006, Duane Reade Inc. (the "Company") filed a notice on Form 12b-25 containing various information regarding the Company, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

      (d)    Exhibits:

             Exhibit 99.1  -  Form 12b-25 Notification of Late Filing for
                              period ended September 30, 2006.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  November 15, 2006

                                              DUANE READE HOLDINGS, INC.


                                              By:  /s/ John K. Henry
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                                              Name:  John K. Henry
                                              Title: Senior Vice President and
                                                     Chief Financial Officer

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER          DESCRIPTION
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 99.1           Form 12b-25 Notification of Late Filing for period ended
                September 30, 2006.